UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number  811-21473
                                    811-21518

Name of Fund: Merrill Lynch Inflation Protected Fund
              Master Inflation Protected Trust

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Inflation Protected Fund and Master Inflation Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/05

Date of reporting period: 12/01/04 - 11/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
Inflation Protected Fund


Annual Report
November 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Inflation Protected Fund
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Inflation Protected Fund


Important Tax Information (unaudited)


Of the ordinary income distributions paid by Merrill Lynch Inflation Protected Fund during the taxable year ended November 30, 2005, 95.01% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:

Total Returns as of November 30, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.88%        + 8.44%
Small-cap U.S. equities (Russell 2000 Index)                            +10.47         + 8.14
International equities (MSCI Europe Australasia Far East Index)         +11.23         +13.25
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.48         + 2.40
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.36         + 3.88
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.33         + 2.94

With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



A Discussion With Your Fund's Portfolio Managers


As inflation remained fairly subdued, we continued to look to the credit markets for opportunities to enhance yield and total return potential in the portfolio.


What is the Fund's investment objective?

The Fund seeks maximum real (inflation-adjusted) return consistent with preservation of capital. To that end, we invest primarily in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations. Under normal circumstances, the Fund will invest at least 80% of its assets in inflation-indexed bonds and other instruments structured to provide protection against inflation. The Fund is a feeder fund that invests all of its assets in a master portfolio, Master Inflation Protected Trust, which has the same investment objective and strategies as the Fund.


How did the Fund perform during the fiscal year in light of the existing market and economic conditions?

For the 12-month period ended November 30, 2005, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +2.71%, +2.29%, +2.22% and +3.08%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmark, the Lehman Brothers U.S. TIPS (Treasury Inflation Protected Securities) Index, returned +3.36% and its comparable Lipper category of Treasury Inflation Protected Funds posted an average return of +2.51%. (Funds in this Lipper category invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.)

During the past year, the Federal Reserve Board (Fed) increased interest rates eight times, bringing the federal funds rate from 2% to 4% by period-end, and then to 4.25% on December 13. In advancing its monetary tightening campaign, the Fed was clearly more focused on inflation expectations than economic growth, which showed intermittent signs of slowing, but ultimately remained resilient throughout the year. Oil prices hit record highs on more than one occasion during the year, reinforcing the Fed's vigilance in its efforts to combat inflation. In September, shortly after Hurricane Katrina devastated the U.S. Gulf Coast region, energy prices spiked sharply. In the aftermath of Katrina (which was closely followed by Hurricane Rita), many thought that the Fed might pause its rate-hiking campaign to assess the hurricane's impact on the economy. However, the Fed apparently feared that the rise in oil and gasoline prices would lead to increasing inflation, and proceeded with a rate hike on September 20. While inflation expectations were slightly higher in the second half of period, ultimately, tangible signs of inflation never appeared in any significant or consistent manner, keeping inflation expectations quite subdued throughout the fiscal year.

Fund performance during the fiscal year reflected our efforts to take advantage of perceived changes in inflation and corresponding break-even rates along the TIPS yield curve. In general, we maintained an above-average exposure to the long end of the Treasury yield curve, which outperformed shorter-dated securities as the yield curve flattened. However, we also traded tactically among TIPS of different maturities, overweighting or underweighting different parts of the curve based on our outlook for inflation. This generally helped Fund results throughout the year, as did our exposure to credit product (corporate and mortgage-backed securities), which allowed us to capture some incremental yield relative to the benchmark. Offsetting these positives somewhat was the portfolio's overweight exposure to TIPS maturing in January 2007. These relatively shorter-dated securities underperformed during the period as the yield curve flattened and prices declined on the short end.


What changes were made to the portfolio during the period?

While the securities in the portfolio are most closely linked to movements in the consumer price index, we continued to also look to producer price index data, gross domestic product growth, employment figures and changes in commodity prices for signs of inflation. This helped to guide our investment decisions throughout the fiscal year.



MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



As inflation expectations rose modestly in the latter six months of the period, we took the opportunity to sell into strength and reduced our TIPS exposure. Our view at this time was that inflation protection will not be rewarded in the near-term, prompting us to shift some exposure into non-inflation-protected securities. At period-end, the portfolio had a 7% underweighting to TIPS relative to its benchmark. We will look to reverse this strategy if inflation expectations decline appreciably, providing for an attractive buying opportunity.

To enhance yield in the portfolio, we continued to look to the credit sectors of the fixed income market. During the past year, we generally favored structured product (for example, mortgage- and asset-backed securities) over corporate securities, as we believe structured product can provide yields similar to corporate bonds but with less volatility, making for more attractive risk-adjusted returns. The portfolio's overall commitment to credit sectors was as low as 35% during the year and as high as 50%. At period-end, our credit exposure was distributed as follows: 24% agency debentures, 10% asset-backed securities, 10% corporate bonds and 3% agency commercial mortgages, for a total allocation of 47%.

The portfolio maintained a neutral duration relative to its benchmark throughout the period. (Duration is a measure of an investment's sensitivity to interest rate moves.) Both the portfolio's nominal duration (gained through exposure to traditional Treasury issues) and real duration (gained through exposure to TIPS) were consistent with that of the benchmark. However, we did position the portfolio to take advantage of what we expected would be a curve-flattening trend in both the nominal and inflation-adjusted markets by favoring longer-dated issues. In the inflation-protected space, we would expect longer-term inflation trends to hold more steady than shorter-term trends. This makes the longer-dated TIPS a more compelling value, in our view.


How would you characterize the portfolio's position at the close of the period?

We ended the period tactically underweight to inflation-protected securities, but continue to believe that a judicious allocation to inflation protection makes sense. This is because TIPS, as a non-correlated asset, provide valuable insurance against unforeseen inflation. Having said that, expectations for slower economic growth into early 2006 may cause inflationary pressures to diminish, which could provide a compelling opportunity to re-enter TIPS assets at attractive levels.

We continue to look to credit sectors for yield-enhancement opportunities. We believe that credit should continue to perform well in a stable to improving economy, at least in the near term. Credit spreads currently are tight by historical standards, with not much change expected, as the markets are likely to remain fairly benign. We would view any widening in credit spreads as an opportunity to increase our exposure, and continue to monitor market and economic conditions for signs of such an opportunity.

Finally, we ended the period with a real duration and a nominal duration roughly equal to that of its benchmark. This is based on our belief that interest rates will remain fairly range-bound in an environment characterized by a vigilant Fed and potentially slower economic growth in the months ahead. Having said that, we are prepared to increase or decrease our duration exposures should inflationary expectations turn in one direction or the other.


Frank Viola
Vice President and Co-Portfolio Manager


Thomas F. Musmanno
Vice President and Co-Portfolio Manager


December 14, 2005



MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of the Fund's expenses. Without such waiver, the Fund's performance would have been lower.


Recent Performance Results
                                                        6-Month         12-Month      Since Inception     Standardized
As of November 30, 2005                               Total Return    Total Return      Total Return      30-day Yield
ML Inflation Protected Fund Class A Shares*              -1.17%          +2.71%            +4.98%            12.97%
ML Inflation Protected Fund Class B Shares*              -1.43           +2.29             +4.06             12.98
ML Inflation Protected Fund Class C Shares*              -1.45           +2.22             +3.97             12.93
ML Inflation Protected Fund Class I Shares*              -1.04           +3.08             +5.48             13.21
Lehman Brothers U.S. TIPS Index**                        -0.67           +3.36             +6.47               --

*  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 2/27/04.

** This unmanaged Index consists of inflation-protected securities issued by the U.S. Treasury. Index securities must be a U.S. Treasury Inflation Note, be publicly traded, dollar-denominated and non-convertible, and fixed rated. Since inception total return is from 2/27/04.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML Inflation Protected Fund++ Class A, Class B, Class C and Class I Shares* compared to a similar investment in Lehman Brothers U.S. TIPS Index++++. Values illustrated are as follows:


ML Inflation Protected Fund++
Class A Shares*

Date                                             Value

2/27/2004**                                    $ 9,600.00
November 2004                                  $ 9,812.00
November 2005                                  $10,078.00


ML Inflation Protected Fund++
Class B Shares*

Date                                             Value

2/27/2004**                                    $10,000.00
November 2004                                  $10,173.00
November 2005                                  $10,016.00


ML Inflation Protected Fund++
Class C Shares*

Date                                             Value

2/27/2004**                                    $10,000.00
November 2004                                  $10,171.00
November 2005                                  $10,397.00


ML Inflation Protected Fund++
Class I Shares*

Date                                             Value

2/27/2004**                                    $ 9,600.00
November 2004                                  $ 9,824.00
November 2005                                  $10,127.00


Lehman Brothers U.S. TIPS Index++++

Date                                             Value

2/27/2004**                                    $10,000.00
November 2004                                  $10,301.00
November 2005                                  $10,647.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.

  ** Commencement of operations.

  ++ ML Inflation Protected Fund invests all of its assets in Master Inflation
     Protected Trust. The Portfolio invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and corporations.

++++ This unmanaged Index consists of inflation-protected securities issued by the U.S. Treasury. Index securities must be a U.S. Treasury Inflation Note, be publicly traded, dollar-denominated and non-convertible, and fixed rated.

     Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without       Return With
                                     Sales Charge       Sales Charge**
Class A Shares*

One Year Ended 11/30/05                  +2.71%              -1.40%
Inception (2/27/04)
through 11/30/05                         +2.80               +0.44


                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 11/30/05                  +2.29%              -1.64%
Inception (2/27/04)
through 11/30/05                         +2.29               +0.09


                                        Return              Return
                                     Without CDSC      With CDSC++++++
Class C Shares++++

One Year Ended 11/30/05                  +2.22%              +1.24%
Inception (2/27/04)
through 11/30/05                         +2.24               +2.24


                                    Return Without       Return With
                                     Sales Charge       Sales Charge**
Class I Shares*

One Year Ended 11/30/05                  +3.08%              -1.05%
Inception (2/27/04)
through 11/30/05                         +3.08               +0.72


    * Maximum sales charge is 4%.

   ** Assuming maximum sales charge.

   ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2005 and held through November 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                              Beginning            Ending      During the Period*
                                                            Account Value      Account Value    June 1, 2005 to
                                                               June 1,          November 30,      November 30,
                                                                 2005               2005              2005
Actual

Class A                                                         $1,000           $  988.30           $5.18
Class B                                                         $1,000           $  985.70           $7.77
Class C                                                         $1,000           $  985.50           $7.96
Class I                                                         $1,000           $  989.60           $3.94

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,019.85           $5.27
Class B                                                         $1,000           $1,017.25           $7.89
Class C                                                         $1,000           $1,017.05           $8.09
Class I                                                         $1,000           $1,021.11           $4.00

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.04% for Class A, 1.56% for Class B, 1.60% for Class C and .79% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Statement of Assets and Liabilities                                                        Merrill Lynch Inflation Protected Fund

As of November 30, 2005
Assets

           Investment in Master Inflation Protected Trust (the "Trust"), at value
           (identified cost--$97,666,763)                                                                         $    96,267,872
           Prepaid expenses                                                                                                46,836
                                                                                                                  ---------------
           Total assets                                                                                                96,314,708
                                                                                                                  ---------------

Liabilities

           Payables:
               Dividends to shareholders                                                       $       198,266
               Distributor                                                                              52,057
               Other affiliates                                                                         15,500
               Administrator                                                                             9,089            274,912
                                                                                               ---------------
           Accrued expenses                                                                                                43,117
                                                                                                                  ---------------
           Total liabilities                                                                                              318,029
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $    95,996,679
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.01 par value, unlimited number of shares
           authorized                                                                                             $        14,136
           Class B Shares of beneficial interest, $.01 par value, unlimited number of shares
           authorized                                                                                                      13,534
           Class C Shares of beneficial interest, $.01 par value, unlimited number of shares
           authorized                                                                                                      63,588
           Class I Shares of beneficial interest, $.01 par value, unlimited number of shares
           authorized                                                                                                       7,195
           Paid-in capital in excess of par                                                                            98,498,564
           Undistributed investment income--net                                                $        94,982
           Accumulated realized capital losses allocated from the Trust--net                       (1,296,429)
           Unrealized depreciation allocated from the Trust--net                                   (1,398,891)
                                                                                               ---------------
           Total accumulated losses--net                                                                              (2,600,338)
                                                                                                                  ---------------
           Net Assets                                                                                             $    95,996,679
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $13,785,930 and 1,413,584 shares of beneficial
           interest outstanding                                                                                   $          9.75
                                                                                                                  ===============
           Class B--Based on net assets of $13,195,104 and 1,353,370 shares of beneficial
           interest outstanding                                                                                   $          9.75
                                                                                                                  ===============
           Class C--Based on net assets of $61,994,630 and 6,358,829 shares of beneficial
           interest outstanding                                                                                   $          9.75
                                                                                                                  ===============
           Class I--Based on net assets of $7,021,015 and 719,476 shares of beneficial
           interest outstanding                                                                                   $          9.76
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Statement of Operations                                                                    Merrill Lynch Inflation Protected Fund

For the Year Ended November 30, 2005
Investment Income

           Net investment income allocated from the Trust:
               Interest                                                                                           $     5,320,583
               Securities lending--net                                                                                        584
               Expenses                                                                                                 (461,782)
                                                                                                                  ---------------
           Total income                                                                                                 4,859,385
                                                                                                                  ---------------

Expenses

           Account maintenance and distribution fees--Class C                                  $       503,673
           Investment advisory fees                                                                    492,242
           Account maintenance and distribution fees--Class B                                           93,780
           Registration fees                                                                            58,581
           Transfer agent fees--Class C                                                                 57,706
           Printing and shareholder reports                                                             56,574
           Account maintenance fees--Class A                                                            37,264
           Professional fees                                                                            25,789
           Transfer agent fees--Class B                                                                 12,331
           Transfer agent fees--Class A                                                                 11,909
           Transfer agent fees--Class I                                                                  6,522
           Offering costs                                                                                  865
           Other                                                                                        11,936
                                                                                               ---------------
           Total expenses before waiver                                                              1,369,172
           Waiver of expenses                                                                        (405,049)
                                                                                               ---------------
           Total expenses after waiver                                                                                    964,123
                                                                                                                  ---------------
           Investment income--net                                                                                       3,895,262
                                                                                                                  ---------------

Realized & Unrealized Loss Allocated from the Trust--Net

           Realized loss on investments, short sales, futures contracts, swaps and options--net                         (250,857)
           Change in unrealized appreciation/depreciation on investments, swaps and options--net                      (1,496,771)
                                                                                                                  ---------------
           Total realized and unrealized loss--net                                                                    (1,747,628)
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $     2,147,634
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Statements of Changes in Net Assets                                                        Merrill Lynch Inflation Protected Fund
                                                                                                                   For the Period
                                                                                                    For the         February 27,
                                                                                                   Year Ended        2004++ to
                                                                                                  November 30,      November 30,
Increase (Decrease) in Net Assets:                                                                    2005              2004
Operations

           Investment income--net                                                              $     3,895,262    $     2,220,248
           Realized loss--net                                                                        (250,857)          (751,566)
           Change in unrealized appreciation/depreciation--net                                     (1,496,771)             97,880
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      2,147,634          1,566,562
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                               (680,176)          (433,378)
               Class B                                                                               (509,616)          (285,490)
               Class C                                                                             (2,477,925)        (1,294,167)
               Class I                                                                               (382,644)          (425,401)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                     (4,050,361)        (2,438,436)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

           Net increase in net assets derived from beneficial interest transactions                  4,517,443         94,153,837
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                              2,614,716         93,281,963
           Beginning of period                                                                      93,381,963            100,000
                                                                                               ---------------    ---------------
           End of period*                                                                      $    95,996,679    $    93,381,963
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $        94,982    $        75,004
                                                                                               ===============    ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Financial Highlights                                                                       Merrill Lynch Inflation Protected Fund
                                                                                                            Class A

                                                                                                                   For the Period
                                                                                                    For the         February 27,
                                                                                                   Year Ended        2004++ to
The following per share data and ratios have been derived                                         November 30,      November 30,
from information provided in the financial statements.                                                2005              2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $          9.94    $         10.00
                                                                                               ---------------    ---------------
           Investment income--net                                                                       .44+++                .26
           Realized and unrealized loss--net                                                             (.16)              (.05)
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .28                .21
                                                                                               ---------------    ---------------
           Less dividends:
              Investment income--net                                                                     (.47)                 --
              In excess of investment income--net                                                           --              (.27)
                                                                                               ---------------    ---------------
           Total dividends                                                                               (.47)              (.27)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $          9.75    $          9.94
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                            2.71%          2.21%++++
                                                                                               ===============    ===============

Ratios to Average Net Assets+++++

           Expenses, net of waiver                                                                       1.04%             1.03%*
                                                                                               ===============    ===============
           Expenses                                                                                      1.45%             1.54%*
                                                                                               ===============    ===============
           Investment income--net                                                                        4.33%             3.53%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        13,786    $        14,087
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              26.56%             58.12%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

          ++++ Aggregate total investment return.

           +++ Based on average shares outstanding.

         +++++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

               See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Financial Highlights (continued)                                                           Merrill Lynch Inflation Protected Fund
                                                                                                            Class B

                                                                                                                   For the Period
                                                                                                    For the         February 27,
                                                                                                   Year Ended        2004++ to
The following per share data and ratios have been derived                                         November 30,      November 30,
from information provided in the financial statements.                                                2005              2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $          9.92    $         10.00
                                                                                               ---------------    ---------------
           Investment income--net                                                                       .40+++                .22
           Realized and unrealized loss--net                                                             (.16)              (.05)
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .24                .17
                                                                                               ---------------    ---------------
           Less dividends:
              Investment income--net                                                                     (.41)                 --
              In excess of investment income--net                                                           --              (.25)
                                                                                               ---------------    ---------------
           Total dividends                                                                               (.41)              (.25)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $          9.75    $          9.92
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                            2.29%          1.73%++++
                                                                                               ===============    ===============

Ratios to Average Net Assets+++++

           Expenses, net of waiver                                                                       1.56%             1.55%*
                                                                                               ===============    ===============
           Expenses                                                                                      1.97%             2.05%*
                                                                                               ===============    ===============
           Investment income--net                                                                        3.95%             3.02%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        13,195    $        10,323
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              26.56%             58.12%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

          ++++ Aggregate total investment return.

           +++ Based on average shares outstanding.

         +++++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

               See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Financial Highlights (continued)                                                           Merrill Lynch Inflation Protected Fund
                                                                                                            Class C

                                                                                                                   For the Period
                                                                                                    For the         February 27,
                                                                                                   Year Ended        2004++ to
The following per share data and ratios have been derived                                         November 30,      November 30,
from information provided in the financial statements.                                                2005              2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $          9.92    $         10.00
                                                                                               ---------------    ---------------
           Investment income--net                                                                       .38+++                .21
           Realized and unrealized loss--net                                                             (.15)              (.05)
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .23                .16
                                                                                               ---------------    ---------------
           Less dividends:
              Investment income--net                                                                     (.40)                 --
              In excess of investment income--net                                                           --              (.24)
                                                                                               ---------------    ---------------
           Total dividends                                                                               (.40)              (.24)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $          9.75    $          9.92
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                            2.22%          1.71%++++
                                                                                               ===============    ===============

Ratios to Average Net Assets+++++

           Expenses, net of waiver                                                                       1.61%             1.59%*
                                                                                               ===============    ===============
           Expenses                                                                                      2.02%             2.09%*
                                                                                               ===============    ===============
           Investment income--net                                                                        3.80%             2.79%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        61,995    $        59,427
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              26.56%             58.12%
                                                                                               ===============    ===============

            *  Annualized.

           **  Total investment returns exclude the effects of sales charges.

           ++  Commencement of operations.

         ++++  Aggregate total investment return.

          +++  Based on average shares outstanding.

        +++++  Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

               See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Financial Highlights (concluded)                                                           Merrill Lynch Inflation Protected Fund
                                                                                                            Class I

                                                                                                                   For the Period
                                                                                                    For the         February 27,
                                                                                                   Year Ended        2004++ to
The following per share data and ratios have been derived                                         November 30,      November 30,
from information provided in the financial statements.                                                2005              2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $          9.94    $         10.00
                                                                                               ---------------    ---------------
           Investment income--net                                                                       .45+++                .27
           Realized and unrealized loss--net                                                             (.13)              (.05)
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .32                .22
                                                                                               ---------------    ---------------
           Less dividends:
              Investment income--net                                                                     (.50)                 --
              In excess of investment income--net                                                           --              (.28)
                                                                                               ---------------    ---------------
           Total dividends                                                                               (.50)              (.28)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $          9.76    $          9.94
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                            3.08%          2.34%++++
                                                                                               ===============    ===============

Ratios to Average Net Assets+++++

           Expenses, net of waiver                                                                        .79%              .78%*
                                                                                               ===============    ===============
           Expenses                                                                                      1.21%             1.28%*
                                                                                               ===============    ===============
           Investment income--net                                                                        4.48%             3.91%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $         7,021    $         9,545
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              26.56%             58.12%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

          ++++ Aggregate total investment return.

           +++ Based on average shares outstanding.

         +++++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

               See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



Notes to Financial Statements

                                         Merrill Lynch Inflation Protected Fund


1. Significant Accounting Policies:
Merrill Lynch Inflation Protected Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Inflation Protected Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at November 30, 2005 was 89.2%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Offering costs--Offering costs were amortized over a 12-month period beginning with the commencement of operations of the Fund.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(h) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $832 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $174,245 has been reclassified between accumulated realized capital losses and undistributed net investment income as a result of permanent differences attributable to non-deductible expenses, accounting for swap agreements and differences in amortization methods for premiums and discounts on fixed income securities.


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .50%, on an annual basis, of the average daily value of the Fund's net assets. FAM has contractually agreed to waive the Fund's investment advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. In addition to the contractual waiver, FAM has agreed to voluntarily waive the management fees and/or reimburse expenses in order to cap total expenses (excluding distribution fees and/or account maintenance fees) at 0.80%. For the year ended November 30, 2005, FAM earned fees of $492,242, of which $405,049 was waived.



MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



Notes to Financial Statements (continued)

                                         Merrill Lynch Inflation Protected Fund

The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .50%
Class C                                         .25%               .55%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                     $  3,965           $ 37,979
Class I                                     $     37           $    555


For the year ended November 30, 2005, MLPF&S received contingent deferred sales charges of $7,931 and $27,047 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $4,517,443 and $94,153,837 for the year ended November 30, 2005 and for the period February 27, 2004 to November 30, 2004.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  676,984    $     6,826,443
Automatic conversion of shares                42,457            423,735
Shares issued to shareholders in
   reinvestment of dividends                  37,222            370,687
                                      --------------    ---------------
Total issued                                 756,663          7,620,865
Shares redeemed                            (760,886)        (7,595,439)
                                      --------------    ---------------
Net increase (decrease)                      (4,223)    $        25,426
                                      ==============    ===============


Class A Shares for the
Period February 27, 2004++                                       Dollar
to November 30, 2004                          Shares             Amount

Shares sold                                2,020,343    $    20,210,402
Automatic conversion of shares               155,160          1,511,620
Shares issued to shareholders in
   reinvestment of dividends                  27,990            272,252
                                      --------------    ---------------
Total issued                               2,203,493         21,994,274
Shares redeemed                            (788,186)        (7,780,359)
                                      --------------    ---------------
Net increase                               1,415,307    $    14,213,915
                                      ==============    ===============

 ++ Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000.


Class B Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  661,034    $     6,628,041
Shares issued to shareholders in
  reinvestment of dividends                   30,825            307,011
                                      --------------    ---------------
Total issued                                 691,859          6,935,052
                                      --------------    ---------------
Automatic conversion of shares              (42,472)          (423,735)
Shares redeemed                            (336,246)        (3,356,756)
                                      --------------    ---------------
Total redeemed                             (378,718)        (3,780,491)
                                      --------------    ---------------
Net increase                                 313,141    $     3,154,561
                                      ==============    ===============



MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



Notes to Financial Statements (concluded)

                                         Merrill Lynch Inflation Protected Fund


Class B Shares for the
Period February 27, 2004++                                       Dollar
to November 30, 2004                          Shares             Amount

Shares sold                                1,482,130    $    14,800,086
Shares issued to shareholders in
   reinvestment of dividends                  20,088            195,336
                                      --------------    ---------------
Total issued                               1,502,218         14,995,422
                                      --------------    ---------------
Automatic conversion of shares             (155,166)        (1,511,620)
Shares redeemed                            (309,323)        (3,043,137)
                                      --------------    ---------------
Total redeemed                             (464,489)        (4,554,757)
                                      --------------    ---------------
Net increase                               1,037,729    $    10,440,665
                                      ==============    ===============

 ++ Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000.


Class C Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                1,743,523    $    17,452,187
Shares issued to shareholders in
   reinvestment of dividends                 172,843          1,721,895
                                      --------------    ---------------
Total issued                               1,916,366         19,174,082
Shares redeemed                          (1,547,479)       (15,433,655)
                                      --------------    ---------------
Net increase                                 368,887    $     3,740,427
                                      ==============    ===============


Class C Shares for the
Period February 27, 2004++                                       Dollar
to November 30, 2004                          Shares             Amount

Shares sold                                6,544,918    $    65,232,812
Shares issued to shareholders in
   reinvestment of dividends                 101,672            988,368
                                      --------------    ---------------
Total issued                               6,646,590         66,221,180
Shares redeemed                            (659,148)        (6,412,303)
                                      --------------    ---------------
Net increase                               5,987,442    $    59,808,877
                                      ==============    ===============

 ++ Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000.


Class I Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  282,298    $     2,823,156
Shares issued to shareholders in
   reinvestment of dividends                  26,618            266,005
                                      --------------    ---------------
Total issued                                 308,916          3,089,161
Shares redeemed                            (549,453)        (5,492,132)
                                      --------------    ---------------
Net decrease                               (240,537)    $   (2,402,971)
                                      ==============    ===============


Class I Shares for the
Period February 27, 2004++                                       Dollar
to November 30, 2004                          Shares             Amount

Shares sold                                1,906,764    $    19,091,167
Shares issued to shareholders in
   reinvestment of dividends                  36,086            350,967
                                      --------------    ---------------
Total issued                               1,942,850         19,442,134
Shares redeemed                            (985,337)        (9,751,754)
                                      --------------    ---------------
Net increase                                 957,513    $     9,690,380
                                      ==============    ===============

 ++ Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal year ended November 30, 2005 and the period February 27, 2004 to November 30, 2004 was as follows:

                                                         2/27/2004++ to
                                          11/30/2005         11/30/2004

Distributions paid from:
   Ordinary income                    $    4,050,361    $     2,438,436
                                      --------------    ---------------
Total taxable distributions           $    4,050,361    $     2,438,436
                                      ==============    ===============

 ++ Commencement of operations.


As of November 30, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                      $            --
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed income--net                                      --
Capital loss carryforward                                  (1,011,763)*
Unrealized losses--net                                    (1,588,575)**
                                                        ---------------
Total accumulated losses--net                           $   (2,600,338)
                                                        ===============

 * On November 30, 2005, the Fund had a net capital loss carryforward of $1,011,763, of which $811,312 expires in 2012 and $200,451 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.




MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



Report of Independent Registered Public Accounting Firm

                                         Merrill Lynch Inflation Protected Fund


To the Shareholders and Board of Trustees of Merrill Lynch Inflation Protected Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Inflation Protected Fund, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period February 27, 2004 (commencement of operations) to November 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Inflation Protected Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period February 27, 2004 through November 30, 2004, in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
Philadelphia, Pennsylvania
January 18, 2006



Portfolio Information                          Master Inflation Protected Trust


As of November 30, 2005


                                               Percent of
                                                 Total
Asset Mix                                     Investments


U.S. Government Obligations                       85.9%
Government Agency Mortgage-Backed
   Securities                                      2.6
Corporate Bonds                                    2.2
Other*                                             9.3

 * Includes portfolio holdings in options and short-term investments.



MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Schedule of Investments                                                                          Master Inflation Protected Trust

                         Face
Industry               Amount    Corporate Bonds                                                                         Value
Consumer         $  2,500,000    SLM Corp., 4.29% due 4/01/2009 (a)                                                $    2,416,150
Finance--2.2%

                                 Total Corporate Bonds (Cost--$2,500,000)--2.2%                                         2,416,150


                                 Government Agency Mortgage-Backed Securities
                    3,000,000    Ginnie Mae MBS Certificates, 4.793% due 12/01/2038                                     2,835,938

                                 Total Government Agency Mortgage-Backed Securities
                                 (Cost--$2,842,065)--2.6%                                                               2,835,938



                                 U.S. Government Obligations
                   12,542,600    Tennessee Valley Authority, 3.375% due 1/15/2007                                      12,648,334
                                 U.S. Treasury Inflation Indexed Bonds & Notes:
                    5,089,182        3.875% due 1/15/2009                                                               5,361,932
                    2,952,825        4.25% due 1/15/2010                                                                3,207,391
                    6,031,520        0.875% due 4/15/2010                                                               5,728,297
                    4,567,080        3.50% due 1/15/2011                                                                4,882,492
                    1,657,845        3% due 7/15/2012                                                                   1,749,869
                    9,575,434        1.875% due 7/15/2013                                                               9,413,102
                   10,432,059        2% due 1/15/2014                                                                  10,328,145
                    2,108,480        2% due 7/15/2014                                                                   2,086,653
                   10,407,200        1.625% due 1/15/2015                                                               9,973,022
                   12,150,021        3.625% due 4/15/2028                                                              15,291,943
                    8,340,789        3.875% due 4/15/2029                                                              10,969,764
                    2,239,100        3.375% due 4/15/2032                                                               2,827,126

                                 Total U.S. Government Obligations (Cost--$96,046,738)--87.5%                          94,468,070


                   Beneficial
                     Interest    Short-Term Securities

                 $ 10,311,348    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b)                           10,311,348

                                 Total Short-Term Securities (Cost--$10,311,348)--9.6%                                 10,311,348


                    Number of
                   Contracts*    Options Purchased
Put Options                10    Swaption, expiring April 2007 at 5.95%, Broker JPMorgan Chase Bank (c)                   121,610
Purchased--0.1%

                                 Total Options Purchased (Premiums Paid--$95,050)--0.1%                                   121,610

                                 Total Investments  (Cost--$111,795,201)--102.0%                                      110,153,116


                                 Options Written
Call Options               20    Consumer Price Index (CPI) Linked Floor, expiring April 2009 at USD 1, Broker
Written--(0.0%)                  Morgan Stanley Capital Services, Inc.                                                   (32,000)
                            3    Swaption, expiring December 2005 at 4.21%, Broker Credit Suisse First Boston
                                 International (c)                                                                           (30)
                            6    Swaption, expiring January 2006 at 4.25%, Broker UBS Warburg (c)                         (1,200)
                                                                                                                   --------------
                                                                                                                         (33,230)


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Schedule of Investments (continued)                                                              Master Inflation Protected Trust

                    Number of
                   Contracts*    Options Written                                                                         Value
Put Options                 3    Swaption, expiring December 2005 at 5.11%, Credit Suisse First Boston
Written--(0.2%)                  International (c)                                                                 $     (13,503)
                            6    Swaption, expiring January 2006 at 4.25%, Broker UBS Warburg (c)                        (38,400)
                            8    Swaption, expiring April 2007 at 6.07%, Broker JPMorgan Chase Bank (c)                 (148,382)
                                                                                                                   --------------
                                                                                                                        (200,285)

                                 Total Options Written (Premiums Received--$167,100)--(0.2%)                            (233,515)

                Total Investments, Net of Options Written (Cost--$111,628,101**)--101.8%                              109,919,601
                Liabilities in Excess of Other Assets--(1.8%)                                                         (1,984,360)
                                                                                                                   --------------
                Net Assets--100.0%                                                                                 $  107,935,241
                                                                                                                   ==============


    For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  * One contract represents a notional amount of $1,000,000.

 ** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of November 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $     111,494,673
                                                  =================
    Gross unrealized appreciation                 $         371,961
    Gross unrealized depreciation                       (1,947,033)
                                                  -----------------
    Net unrealized depreciation                   $     (1,575,072)
                                                  =================

(a) Floating rate note.

(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                              Interest/
                                                  Net          Dividend
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                  $  7,012,780       $193,791
    Merrill Lynch Premier
       Institutional Fund                    (5,240,625)       $    665

(c) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



Schedule of Investments (concluded)            Master Inflation Protected Trust



    Swaps outstanding as of November 30, 2005 were as follows:


                                                                 Unrealized
                                               Notional         Appreciation
                                                Amount         (Depreciation)

    Receive (pay) a variable return based
    on the change in the spread return
    of the Lehman Brothers CMBS Aaa
    8.5+ Index and receive a floating
    rate based on the spread less 0.60%

    Broker, Citibank N.A.
    Expires December 2005                      $6,000,000                --

    Sold credit default protection on
    Time Warner, Inc. and receive 0.50%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2007                          $2,000,000          $  9,792

    Sold credit default protection on
    Wyeth and receive 0.67%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2009                          $2,000,000           32,316

    Sold credit default protection on
    Sprint Capital Corp. and
    receive 0.93%

    Broker, JPMorgan Chase Bank
    Expires June 2009                          $2,000,000            46,494

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade Index Series 2
    and receive 0.60%

    Broker, JPMorgan Chase Bank
    Expires September 2009                     $2,976,000            20,757

    Sold credit default protection on
    Fannie Mae and receive 0.18%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2010                         $5,000,000            13,500

    Sold credit default protection on
    Freddie Mac and receive 0.15%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                          $6,000,000            14,568

    Sold credit default protection on
    Fannie Mae and receive 0.48%

    Broker, Deutsche Bank AG London
    Expires June 2010                          $3,000,000            33,024

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade High Volatility
    Index Series 4 and receive 0.90%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                          $  500,000           (1,574)



                                                                 Unrealized
                                               Notional         Appreciation
                                                Amount         (Depreciation)

    Sold credit default protection on
    WFS Financial Owner Trust Series
    2003-2 Class C and receive 0.41%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires December 2010                     $1,719,000           $  1,975

    Receive a floating rate based on
    1-month LIBOR plus 0.47%, which
    is capped at a fixed coupon of 6.0%
    from 12/16/05 through expiration
    and pay a floating rate based on
    1-month LIBOR

    Broker, Credit Suisse
    First Boston International
    Expires June 2011                         $5,500,000           (13,546)

    Receive a fixed rate of 4.95%
    and pay a floating rate based
    on 3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires April 2017                        $2,000,000           (25,740)

    Receive a fixed rate of 5.258%
    and pay a floating rate based
    on 3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires April 2017                        $1,120,000             10,711

    Pay a fixed rate of 5.41% and
    receive a floating rate based
    on 3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires April 2037                        $  690,000           (12,753)

    Pay a fixed rate of 5.11% and
    receive a floating rate based
    on 3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires April 2037                        $1,000,000             23,776

    Sold credit default protection on
    Holmes Financing Plc Series 8
    Class 2C and receive 0.55%

    Broker, Deutsche Bank AG London
    Expires July 2040                         $3,000,000              1,173

    Sold credit default protection on
    Permanent Financing Plc Series 4
    Class 2C and receive 0.55%

    Broker, Deutsche Bank AG London
    Expires June 2042                         $3,000,000              2,631

    Sold credit default protection on
    Granite Mortgages Plc Series 2004-2
    Class 1C and receive 0.45%

    Broker, Deutsche Bank AG London
    Expires June 2044                         $3,000,000            (2,700)
                                                                 ----------
    Total                                                        $  154,404
                                                                 ==========

    See Notes to Financial Statements.



MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Statement of Assets and Liabilities                                                              Master Inflation Protected Trust

As of November 30, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$101,388,803)                       $    99,720,158
           Investments in affiliated securities, at value (identified cost--$10,311,348)                               10,311,348
           Options purchased, at value (premiums paid--$95,050)                                                           121,610
           Unrealized appreciation on swaps                                                                               167,950
           Receivables:
               Interest                                                                        $       711,487
               Contributions                                                                           252,622
               Swaps                                                                                    19,413            983,522
                                                                                               ---------------
           Prepaid expenses and other assets                                                                               99,145
                                                                                                                  ---------------
           Total assets                                                                                               111,403,733
                                                                                                                  ---------------

Liabilities

           Swap premiums received                                                                                           7,483
           Options written, at value (premiums received--$167,100)                                                        233,515
           Unrealized depreciation on swaps                                                                                13,546
           Payables:
               Securities purchased                                                                  2,842,065
               Withdrawals                                                                             198,052
               Custodian bank                                                                           99,812
               Other affiliates                                                                         37,653
               Investment adviser                                                                       17,853          3,195,435
                                                                                               ---------------
           Accrued expenses                                                                                                18,513
                                                                                                                  ---------------
           Total liabilities                                                                                            3,468,492
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   107,935,241
                                                                                                                  ===============

Net Assets Consist of

           Investors' capital                                                                                     $   109,489,337
           Unrealized depreciation--net                                                                               (1,554,096)
                                                                                                                  ---------------
           Net Assets                                                                                             $   107,935,241
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Statement of Operations                                                                          Master Inflation Protected Trust

For the Year Ended November 30, 2005
Investment Income

           Interest (including $193,791 from affiliates)                                                          $     6,032,140
           Securities lending--net                                                                                            665
                                                                                                                  ---------------
           Total income                                                                                                 6,032,805
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $       280,250
           Accounting services                                                                         152,607
           Professional fees                                                                            42,712
           Trustees' fees and expenses                                                                  16,022
           Custodian fees                                                                                8,789
           Printing and shareholder reports                                                              3,873
           Pricing fees                                                                                  4,674
           Other                                                                                        16,145
                                                                                               ---------------
           Total expenses                                                                                                 525,072
                                                                                                                  ---------------
           Investment income--net                                                                                       5,507,733
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                      (413,825)
               Futures contracts, swaps and short sales--net                                           103,844
               Options written--net                                                                     38,144          (271,837)
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                    (1,665,463)
               Swaps--net                                                                               67,800
               Options written--net                                                                   (63,103)        (1,660,766)
                                                                                               ---------------    ---------------
           Total realized and unrealized loss--net                                                                    (1,932,603)
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $     3,575,130
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Statements of Changes in Net Assets                                                              Master Inflation Protected Trust
                                                                                                                  For the Period
                                                                                                   For the         February 27,
                                                                                                  Year Ended        2004++ to
                                                                                                 November 30,      November 30,
Increase (Decrease) in Net Assets:                                                                   2005              2004
Operations

           Investment income--net                                                              $     5,507,733    $     3,318,458
           Realized loss--net                                                                        (271,837)          (864,106)
           Change in unrealized appreciation/depreciation--net                                     (1,660,766)            106,670
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      3,575,130          2,561,022
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

           Proceeds from contributions                                                              40,043,524        142,003,683
           Fair value of withdrawals                                                              (41,522,142)       (38,825,976)
                                                                                               ---------------    ---------------
           Net increase (decrease) in net assets derived from beneficial interest transactions     (1,478,618)        103,177,707
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                              2,096,512        105,738,729
           Beginning of period                                                                     105,838,729            100,000
                                                                                               ---------------    ---------------
           End of period                                                                       $   107,935,241    $   105,838,729
                                                                                               ===============    ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.



Financial Highlights                                                                             Master Inflation Protected Trust
                                                                                                                  For the Period
                                                                                                   For the         February 27,
                                                                                                  Year Ended        2004++ to
The following ratios have been derived from                                                      November 30,      November 30,
information provided in the financial statements.                                                    2005              2004
Total Investment Return

           Total investment return                                                                       3.40%           2.59%+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                        .47%              .41%*
                                                                                               ===============    ===============
           Expenses                                                                                       .47%              .43%*
                                                                                               ===============    ===============
           Investment income--net                                                                        4.91%             4.06%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $       107,935    $       105,839
                                                                                               ===============    ===============
           Portfolio turnover                                                                           26.56%             58.12%
                                                                                               ===============    ===============

             * Annualized.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



Notes to Financial Statements                  Master Inflation Protected Trust


1. Significant Accounting Policies:
Master Inflation Protected Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Trust, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



Notes to Financial Statements (continued)      Master Inflation Protected Trust


Written and purchased options are non-income producing investments.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Short sales--When the Trust engages in a short sale, an amount equal to the proceeds received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Trust maintains a segregated account of securities as collateral for the short sales. The Trust is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Trust is required to repay the counterparty any dividends or interest received on the security sold short.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower.
The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



Notes to Financial Statements (concluded)      Master Inflation Protected Trust


(g) Custodian--The Trust recorded an amount payable to the custodian resulting from a timing difference of security transaction settlements.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the annual rate of 0.25%.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended November 30, 2005, MLIM, LLC received $211 in securities lending agent fees.

For the year ended November 30, 2005, the Trust reimbursed FAM $2,582 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2005 were $27,961,695 and $33,275,299, respectively.

Transactions in call options written for the year ended November 30, 2005 were as follows:

                                           Number of           Premiums
                                          Contracts*           Received

Outstanding call options written,
   beginning of year                              20     $       32,000
Options written                                   14            188,300
Options closed                                   (5)          (176,000)
                                      --------------    ---------------
Outstanding call options written,
   end of year                                    29    $        44,300
                                      ==============    ===============


 * One contract represents a notional amount of $1,000,000.


Transactions in put options written for the year ended November 30, 2005 were as follows:


                                           Number of           Premiums
                                          Contracts*           Received

Outstanding put options written,
   beginning of year                              50    $         6,844
Options written                                   22            298,800
Options closed                                   (5)          (176,000)
Options expired                                 (50)            (6,844)
                                      --------------    ---------------
Outstanding put options written,
   end of year                                    17    $       122,800
                                      ==============    ===============

 * One contract represents a notional amount of $1,000,000.



MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005



Report of Independent Registered Public Accounting Firm

                                               Master Inflation Protected Trust


To the Investors and Board of Trustees of Master Inflation Protected Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Inflation Protected Trust, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period February 27, 2004 (commencement of operations) to November 30, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Inflation Protected Trust at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period February 27, 2004 through November 30, 2004, in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
Philadelphia, Pennsylvania
January 18, 2006



MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Officers and Trustees
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund/Trust   Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Interested Trustee


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Trustee               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999 to
Age: 51                                       2001; President and Director of Princeton Services,
                                              Inc. ("Princeton Services") since 2001; President
                                              of Princeton Administrators, L.P. ("Princeton
                                              Administrators") since 2001; Chief Investment
                                              Officer of OppenheimerFunds, Inc. in 1999 and
                                              Executive Vice President thereof from 1991
                                              to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust
  President, Mr. Doll serves at the pleasure of the Board of Trustees.



Independent Trustees*


David O. Beim**         Trustee      2004 to  Professor of Finance and Economics at the        20 Funds       None
P.O. Box 9095                        present  Columbia University Graduate School of           26 Portfolios
Princeton,                                    Business since 1991; Chairman of Outward
NJ 08543-9095                                 Bound U.S.A. from 1997 to 2001; Chairman
Age: 65                                       of Wave Hill, Inc. since 1990; Trustee of
                                              Phillips Exeter Academy from 2002 to present.


James T. Flynn          Trustee      2004 to  Chief Financial Officer of JPMorgan & Co.,       20 Funds       None
P.O. Box 9095                        present  Inc. from 1990 to 1995 and an employee of        26 Portfolios
Princeton,                                    JPMorgan in various capacities from 1967
NJ 08543-9095                                 to 1995.
Age: 66


W. Carl Kester          Trustee      2004 to  Mizuho Financial Group, Professor of Finance,    21 Funds       None
P.O. Box 9095                        present  Harvard Business School, Unit Head, Finance      27 Portfolios
Princeton,                                    since 2005; Senior Associate Dean and Chairman
NJ 08543-9095                                 of the MBA Program of Harvard Business School,
Age: 54                                       1999 to 2005; Member of the faculty of Harvard
                                              Business School since 1981; Independent
                                              Consultant since 1978.


Karen P. Robards***     Trustee      2004 to  President of Robards & Company, a financial      20 Funds       AtriCure, Inc.
P.O. Box 9095                        present  advisory firm since 1987; formerly an            26 Portfolios  (medical
Princeton,                                    investment banker with Morgan Stanley for more                  devices)
NJ 08543-9095                                 than ten years; Director of Enable Medical Corp.
Age: 55                                       from 1996 to 2005; Director of AtriCure, Inc.
                                              since 2000; Director of the Cooke Center for
                                              Learning and Development, a not-for-profit
                                              organization, since 1987.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Chairman of the Audit Committee.

*** Chair of the Board.


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Officers and Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         2004 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer             Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director
Age: 45                                       of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Frank Viola             Vice         2004 to  Managing Director of MLIM since 2002; Head of the Global Fixed Income
P.O. Box 9011           President    present  Structured Asset Team since 2002; Director (Global Fixed Income) of MLIM from
Princeton,                                    2000 to 2001 and Vice President from 1997 to 2000.
NJ 08543-9011
Age: 41


Thomas Musmanno         Vice         2004 to  Director (Global Fixed Income) of MLIM since 2004; Vice President of MLIM from
P.O. Box 9011           President    present  1996 to 2004; Derivatives and Structured Products Specialist with MLIM from
Princeton,                                    2000 to 2002; Portfolio Manager with MLIM from 1996.
NJ 08543-9011
Age: 36


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 54                                       and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                              Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Fund/Trust serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH INFLATION PROTECTED FUND                        NOVEMBER 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and
           (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
           Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           Merrill Lynch Inflation Protected Fund
           (a) Audit Fees -   Fiscal Year Ending November 30, 2005 - $6,500
                              Fiscal Year Ending November 30, 2004 - $5,000

           (b) Audit-Related Fees -
                              Fiscal Year Ending November 30, 2005 - $0
                              Fiscal Year Ending November 30, 2004 - $0

           (c) Tax Fees -     Fiscal Year Ending November 30, 2005 - $5,700
                              Fiscal Year Ending November 30, 2004 - $5,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                              Fiscal Year Ending November 30, 2005 - $0
                              Fiscal Year Ending November 30, 2004 - $0

           Master Inflation Protected Trust
           (a) Audit Fees -   Fiscal Year Ending November 30, 2005 - $31,000
                              Fiscal Year Ending November 30, 2004 - $37,500

           (b) Audit-Related Fees -
                              Fiscal Year Ending November 30, 2005 - $0
                              Fiscal Year Ending November 30, 2004 - $0

           (c) Tax Fees -     Fiscal Year Ending November 30, 2005 - $5,700
                              Fiscal Year Ending November 30, 2004 - $5,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                              Fiscal Year Ending November 30, 2005 - $0
                              Fiscal Year Ending November 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending November 30, 2005 - $5,700
               Fiscal Year Ending November 30, 2004 - $5,000

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Inflation Protected Fund and Master Inflation Protected Trust


By: /s/ Robert C. Doll, Jr.
    ----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Inflation Protected Fund and Master Inflation Protected Trust


Date: January 25, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Inflation Protected Fund and Master Inflation Protected Trust


Date: January 25, 2006


By: /s/ Donald C. Burke
    ----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Inflation Protected Fund and Master Inflation Protected Trust


Date: January 25, 2006